GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

September 30, 2021 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 91.0%
Equity – 32.7%
4,861,214	Goldman Sachs International Equity Insights Fund - Class R6	$ 72,820,980
1,313,501	Goldman Sachs Large Cap Growth Insights Fund - Class R6	62,496,354
2,217,200	Goldman Sachs Large Cap Value Insights Fund - Class R6	57,159,418
2,676,299	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	32,088,827
543,853	Goldman Sachs Small Cap Equity Insights Fund - Class R6	19,176,246
1,118,012	Goldman Sachs International Small Cap Insights Fund - Class R6	15,842,231
1,124,105	Goldman Sachs Global Infrastructure Fund - Class R6	14,242,409
1,127,987	Goldman Sachs Global Real Estate Securities Fund - Class R6	13,118,489

		286,944,954

Exchange Traded Funds – 58.3%
2,662,535	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	229,057,886
4,455,305	Goldman Sachs ActiveBeta International Equity ETF	152,237,772
1,675,600	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	62,164,760
685,277	Goldman Sachs MarketBeta International Equity ETF	37,948,105
585,460	Goldman Sachs MarketBeta Emerging Markets Equity ETF	30,599,711

		512,008,234

TOTAL UNDERLYING FUNDS – 91.0% (Cost $594,079,188)		$798,953,188

Shares	Dividend Rate	Value

Investment Company(a) – 5.5%
Goldman Sachs Financial Square Government Fund - Institutional Shares
48,163,038	0.026%	$ 48,163,038
(Cost $48,163,038)

TOTAL INVESTMENTS – 96.5% (Cost $642,242,226)		$847,116,226

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		30,304,211

NET ASSETS – 100.0%		$877,420,437

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated issuer.

Currency Abbreviations:
AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— US Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	609,877	SGD	820,000	12/15/21	$6,060
	USD	8,240,046	GBP	5,975,000	12/15/21	188,132
	USD	1,922,794	HKD	14,950,000	12/15/21	1,976
	USD	18,207,533	EUR	15,330,000	12/15/21	420,622
	USD	3,987,679	AUD	5,410,000	12/15/21	75,022
	USD	5,241,298	CHF	4,780,000	12/15/21	101,930
	USD	351,225	NOK	3,050,000	12/15/21	2,549
	USD	14,418,796	JPY	1,585,000,000	12/15/21	166,971
	USD	1,971,644	SEK	16,950,000	12/15/21	33,951
	USD	1,355,242	DKK	8,490,000	12/15/21	30,744
	USD	148,324	NZD	210,000	12/15/21	3,439
	USD	187,377	ILS	600,000	12/15/21	1,133

TOTAL						$1,032,529

FUTURES CONTRACTS — At September 30, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	423	12/17/21	$90,897,412	$(3,922,991)
S&P Toronto Stock Exchange 60 Index	50	12/16/21	9,443,392	(234,033)
Mini MSCI EAFE Index	203	12/17/21	23,010,050	(1,111,850)

TOTAL FUTURES CONTRACTS				$(5,268,874)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Value	Unrealized Appreciation/ (Depreciation)*

MSGSHBC Index	0.500%	MS & Co. Int. PLC	02/09/22	$285	$(15,010)	$(15,010)

(*)	There are no upfront payments on swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made quarterly.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	$97.75	03/13/2023	118	$295,000	$485,275	$519,747	$(34,471)
Eurodollar Futures	97.75	06/19/2023	127	317,500	479,425	517,923	(38,498)
Eurodollar Futures	99.00	12/19/2022	558	1,395,000	767,250	794,603	(27,353)

TOTAL			803	$2,007,500	$1,731,950	$1,832,273	$(100,322)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,460.00	10/20/2021	(9)	$(4,014,000)	$(9,630)	$(41,726)	$32,096
S&P 500 Index	4,460.00	10/27/2021	(10)	(4,460,000)	(16,900)	(34,723)	17,823
S&P 500 Index	4,460.00	10/29/2021	(8)	(3,568,000)	(15,560)	(19,924)	4,364
S&P 500 Index	4,465.00	10/29/2021	(8)	(3,572,000)	(14,360)	(18,444)	4,084
S&P 500 Index	4,470.00	10/29/2021	(8)	(3,576,000)	(13,200)	(17,003)	3,803
S&P 500 Index	4,475.00	10/29/2021	(8)	(3,580,000)	(12,160)	(15,634)	3,474
S&P 500 Index	4,480.00	10/29/2021	(8)	(3,584,000)	(11,160)	(17,485)	6,325
S&P 500 Index	4,510.00	11/30/2021	(3)	(1,353,000)	(8,670)	(14,648)	5,978
S&P 500 Index	4,525.00	11/30/2021	(2)	(905,000)	(4,930)	(11,668)	6,738
S&P 500 Index	4,530.00	10/13/2021	(9)	(4,077,000)	(1,080)	(25,330)	24,250
S&P 500 Index	4,560.00	10/29/2021	(1)	(456,000)	(313)	(3,479)	3,166
S&P 500 Index	4,590.00	10/29/2021	(1)	(459,000)	(175)	(4,108)	3,933
S&P 500 Index	4,600.00	10/06/2021	(9)	(4,140,000)	(157)	(15,265)	15,108
S&P 500 Index	4,600.00	10/29/2021	(2)	(920,000)	(295)	(7,619)	7,324
S&P 500 Index	4,600.00	11/30/2021	(2)	(920,000)	(2,040)	(9,467)	7,427
S&P 500 Index	4,620.00	10/29/2021	(2)	(924,000)	(215)	(7,358)	7,143
S&P 500 Index	4,635.00	10/29/2021	(2)	(927,000)	(170)	(5,771)	5,601
S&P 500 Index	4,645.00	10/29/2021	(3)	(1,393,500)	(225)	(9,964)	9,739
S&P 500 Index	4,680.00	11/30/2021	(1)	(468,000)	(370)	(3,939)	3,569

			(96)	$(43,296,500)	$(111,610)	$(283,555)	$171,945

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Puts
S&P 500 Index	$4,165.00	11/30/2021	(2)	$(833,000)	$(18,280)	$(14,798)	$(3,482)
S&P 500 Index	4,180.00	11/30/2021	(3)	(1,254,000)	(28,560)	(23,930)	(4,630)
S&P 500 Index	4,210.00	10/29/2021	(1)	(421,000)	(6,580)	(5,035)	(1,545)
S&P 500 Index	4,225.00	10/29/2021	(8)	(3,380,000)	(55,720)	(57,922)	2,202
S&P 500 Index	4,230.00	10/20/2021	(9)	(3,807,000)	(49,095)	(36,820)	(12,275)
S&P 500 Index	4,230.00	10/27/2021	(10)	(4,230,000)	(66,650)	(50,743)	(15,907)
S&P 500 Index	4,230.00	10/29/2021	(8)	(3,384,000)	(56,760)	(58,744)	1,984
S&P 500 Index	4,235.00	10/29/2021	(8)	(3,388,000)	(57,840)	(59,742)	1,902
S&P 500 Index	4,240.00	10/29/2021	(8)	(3,392,000)	(58,960)	(60,576)	1,616
S&P 500 Index	4,245.00	10/29/2021	(8)	(3,396,000)	(60,080)	(61,874)	1,794
S&P 500 Index	4,275.00	11/30/2021	(2)	(855,000)	(24,440)	(16,519)	(7,921)
S&P 500 Index	4,280.00	10/29/2021	(1)	(428,000)	(8,550)	(8,057)	(493)
S&P 500 Index	4,295.00	10/29/2021	(2)	(859,000)	(18,080)	(16,599)	(1,481)
S&P 500 Index	4,315.00	10/29/2021	(1)	(431,500)	(9,725)	(5,739)	(3,986)
S&P 500 Index	4,340.00	10/13/2021	(9)	(3,906,000)	(68,895)	(38,240)	(30,655)
S&P 500 Index	4,350.00	10/29/2021	(2)	(870,000)	(22,100)	(14,046)	(8,054)
S&P 500 Index	4,360.00	11/30/2021	(1)	(436,000)	(15,295)	(9,315)	(5,980)
S&P 500 Index	4,400.00	10/29/2021	(5)	(2,200,000)	(66,725)	(32,235)	(34,490)
S&P 500 Index	4,440.00	10/06/2021	(9)	(3,996,000)	(117,045)	(41,333)	(75,712)

			(97)	$(41,466,500)	$(809,380)	$(612,267)	$(197,113)

TOTAL			(193)	$(84,763,000)	$(920,990)	$(895,822)	$(25,168)

Abbreviations:
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

A. Investment Valuation — The valuation policy of the Fund and Underlying Funds is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The Level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

B. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invest in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

C. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2021:

Investment Type	Level 1	Level 2	Level 3

Assets
Underlying Funds
Equity	$286,944,954	$—	$—
Exchange Traded Funds	512,008,234	—	—
Investment Companies	48,163,038	—	—

Total	$847,116,226	$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$1,032,529	$—
Options Purchased	1,731,950	—	—

Total	$1,731,950	$1,032,529	$—

Liabilities
Futures Contracts(a)	$(5,268,874)	$—	$—
Total Return Swap Contracts(a)	—	(15,010)	—
Written option contracts	(920,990)	—	—

Total	$(6,189,864)	$(15,010)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund may be concentrated in one or more Underlying Funds, including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions then liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.